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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2010

NBTY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31788 (Commission File Number)	No. 11-2228617 (IRS Employer Identification No.)

2100 Smithtown Avenue Ronkonkoma, New York (Address of Principal Executive Offices)	11779 (Zip Code)

Registrant's telephone number, including area code: (631) 567-9500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

        On July 15, 2010, NBTY, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On July 15, 2010, the Company issued a memorandum to the employees of the Company, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d)
Exhibits.

        The following exhibits are furnished as part of this report:

Exhibit Number	Description
99.1	Press Release dated July 15, 2010
99.2	Memorandum to Employees

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NBTY, INC. (Registrant)
By:	/s/ HARVEY KAMIL Name: Harvey Kamil Title: President and Chief Financial Officer

Date: July 15, 2010

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 15, 2010
99.2	Memorandum to Employees

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  ITEM 8.01. Other Events
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX